UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50730	95-4120606

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Brea Canyon Road
Walnut, California 91789
(Address of principal executive offices, including zip code)

(909) 444-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Certain Officers

On June 7, 2007, ViewSonic Corporation announced that Theodore R. Sanders will join ViewSonic as our Chief Financial Officer. Mr. Sanders, age 52, has served as Chief Financial Officer of PC Mall, Inc. a distributor of technology products, since 1998. From May 1997 to September 1998, he served as Vice President-Controller of PC Mall. Mr. Sanders previously spent 10 years with The Pittston Company, a global business and security services company, in various senior finance roles, including Controller of its Burlington Air Express Global division, and Director of Internal Audit. Mr. Sanders started his career with Deloitte & Touche LLP. Mr. Sanders is a certified public account and received a B.S. in business administration from Nichols College.

We expect Mr. Sanders will assume his duties as Chief Financial Officer on or before July 1, 2007. James A. Morlan, our current Chief Financial Officer, is expected to remain with us through the end of June 2007 to assist in the transition of his duties. We previously filed a Current Report on Form 8-K, dated March 21, 2007 and filed with the Securities and Exchange Commission on March 27, 2007 regarding Mr. Morlan’s resignation as our Chief Financial Officer.

Offer Letter

Pursuant to an offer letter, dated June 3, 2007, Mr. Sanders will receive a base salary of $320,000 per year, less payroll deductions and required withholding and will be eligible to earn an incentive compensation of up to 60% of his base salary. Mr. Sanders is guaranteed $400,000 in total compensation for his first twelve months of employment, provided he remains employed through two semi-annual Management Incentive Plan payout dates. Our 2007 Management Incentive Plan is filed as Exhibit 10.24 to our Current Report on Form 8-K, dated May 9, 2007 and filed with the Securities and Exchange Commission on May 14, 2007.

Mr. Sanders will receive a sign-on bonus of $35,000, a car allowance of $1,000 per month, and an option to purchase 3,000,000 shares of our common stock subject to standard vesting terms, with an exercise price equal to the fair market value on the date of grant. Mr. Sanders may also participate in our paid annual physical wellness program. If Mr. Sanders’ employment is terminated involuntarily for any reason other than gross misconduct, he will receive a severance payment equivalent to six months base salary. Mr. Sanders is eligible to enroll in our standard benefit plans, including group medical, dental, vision, life, and disability insurance.

We will enter into an indemnification agreement with Mr. Sanders, the form of which is filed as Exhibit 10.7 to our Registration Statement on Form 10 filed with the Securities and Exchange Commission on April 24, 2004, as amended.

The above summary of the offer letter is qualified in its entirety by reference to the offer letter which is filed as Exhibit 10.31 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.31	Offer Letter by and between ViewSonic Corporation and Theodore R. Sanders, dated June 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWSONIC CORPORATION

Dated: June 11, 2007	By:	/s/ Robert J. Ranucci
Robert J. Ranucci
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.31	Offer Letter by and between ViewSonic Corporation and Theodore Sanders, dated June 3, 2007.